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Exhibit 10.32

GUARANTY AGREEMENT

made by

VALVINO LAMORE, LLC,

WYNN LAS VEGAS CAPITAL CORP.,

PALO, LLC,

WYNN RESORTS HOLDINGS, LLC,

DESERT INN WATER COMPANY, LLC,

WYNN DESIGN & DEVELOPMENT, LLC,

WORLD TRAVEL LLC,

LAS VEGAS JET, LLC

and

THE OTHER GUARANTORS FROM TIME TO TIME PARTY HERETO

in favor of

SECURED PARTIES (as defined herein)

Dated as of October 30, 2002

Schedule 1 —	Notice
Annex 1 —	Assumption Agreement

i

        This GUARANTY AGREEMENT, dated as of October 30, 2002, is made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Guarantors"), in favor of the Secured Parties (as hereinafter defined).

RECITALS:

        WHEREAS, pursuant to the Loan Agreement dated as of October 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Wynn Las Vegas, LLC, a Nevada limited liability company (the "Borrower"), Wells Fargo Bank Nevada, National Association, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent") and the Persons listed on Schedule IA thereto, as Lenders (the "Lenders"), the Lenders have severally agreed to make loans to the Borrower on each Advance Date upon the terms and subject to the conditions set forth therein;

        WHEREAS, the Borrower is a member of an affiliated group of companies that includes each Guarantor;

        WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the loans under the Loan Agreement; and

        WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to the Borrower under the Loan Agreement that the Guarantors shall have executed and delivered this Agreement (as hereinafter defined) to the Secured Parties (as hereinafter defined);

        NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Lenders to enter into the Loan Agreement and to induce the Lenders to make their respective loans to the Borrower thereunder, each Guarantor hereby agrees with the Secured Parties (as hereinafter defined), as follows:

SECTION 1.    DEFINED TERMS.

        Section 1.1.    Definitions.    (a) Any capitalized terms used in this Agreement which are not otherwise defined herein shall have the meaning ascribed to such terms in the Disbursement Agreement (as defined below) and, if not defined therein, the meaning ascribed to such terms in the Loan Agreement; provided, that upon termination of the Disbursement Agreement, any defined terms used herein having meanings given to such terms in the Disbursement Agreement shall continue to have the meanings given to such terms in the Disbursement Agreement immediately prior to such termination.

          (b)  The following terms shall have the following meanings:

          "Agreement":    this Guaranty Agreement, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

          "Borrower Obligations":    the collective reference to the Obligations (as defined in the Loan Agreement).

          "Disbursement Agreement":    that certain Master Disbursement Agreement dated as of October 30, 2002 among the Borrower, the Collateral Agent and the other parties signatory thereto, as the same may hereafter be amended or modified in accordance with its terms and the terms of the Loan Agreement.

          "Guarantor Obligations":    with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, under Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "Obligations":    (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "Secured Parties":    collectively, the Arrangers, the Collateral Agent and the Lenders.

Section 1.2.    Other Definitional Provisions.    (a) The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c)  The expressions "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Borrower Obligations or the Guarantor Obligations shall mean the unconditional, final and irrevocable payment in full, in immediately available funds, of all of the Borrower Obligations or the Guarantor Obligations, as the case may be.

SECTION 2.    GUARANTEE.

        Section 2.1.    Guarantee.    (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Secured Parties, and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b)  If and to the extent required in order for the Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.2. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.1 or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement and (iii) the limitation set forth in this Section 2.1 may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

          (c)  Each Guarantor agrees that the Borrower Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.1 without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

          (d)  The guarantee contained in this Section 2 shall remain in full force and effect until payment in full of the Obligations, notwithstanding that from time to time during the term of the Loan Agreement the Borrower may be free from any Borrower Obligations.

          (e)  No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which Guarantor shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Guarantor Obligations are paid in full.

        Section 2.2.    Rights of Reimbursement, Contribution and Subrogation.    In case any payment is made on account of the Obligations by any Guarantor or is received or collected on account of the Obligations from any Guarantor or its property:

            (a)  If such payment is made by a Guarantor or from its property, such Guarantor shall be entitled, subject to and upon payment in full of the Obligations, (A) to demand and enforce reimbursement for the full amount of such payment from the Borrower and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.

            (b)  All rights and claims arising under this Section 2.2 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Guarantor as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of all of the Obligations. Until payment in full of the Obligations, no Guarantor shall demand or receive any payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Secured Parties, for application to the payment of the Obligations. If any such payment or distribution is received by any Guarantor, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Guarantor to the Secured Parties, in the exact form received and, if necessary, duly endorsed.

            (c)  The obligations of the Guarantors under the Loan Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.2. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

            (d)  Each Guarantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Guarantor, but (i) the exercise and enforcement of such rights shall be subject to this Section 2.2 and (ii) no Secured Party shall ever have any duty or liability whatsoever in respect of any such right.

        Section 2.3.    Amendments, etc. with Respect to the Borrower Obligations.    Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the requisite Lenders under the Loan Agreement or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

        Section 2.4.    Guarantee Absolute and Unconditional.    Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Loan Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

        Section 2.5.    Reinstatement.    The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

        Section 2.6.    Payments.    Each Guarantor hereby guarantees that payments pursuant to Sections 2.1 and 6.4 hereof will be paid to the Collateral Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Collateral Agent specified in the Loan Agreement.

SECTION 3.    REPRESENTATIONS AND WARRANTIES.

        To induce the Collateral Agent and the Lenders to enter into the Loan Agreement and to induce the Lenders to make their respective loans to the Borrower thereunder, each Guarantor hereby represents and warrants to the Secured Parties that:

        Section 3.1.    Representations in Loan Agreement; Guarantor Representations.    The representations and warranties set forth in Section 5 of the Loan Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference and shall apply to each Guarantor mutatis mutandis, are true and correct, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 3.1, be deemed to be a reference to such Guarantor's knowledge.

SECTION 4.    COVENANTS.

        Each Guarantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full:

        Section 4.1.    Covenants in Loan Agreement.    Each Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries and each provision of the Loan Agreement that relates to such Guarantor (whether directly, indirectly, through the Borrower's obligation to cause such Guarantor to take or not take actions or otherwise) is hereby incorporated herein by reference and shall apply to such Guarantor mutatis mutandis to the same extent as if the Loan Agreement had been executed by such Guarantor and such provisions had been made the direct obligations of such Guarantor.

        Section 4.2.    Further Documentation.    At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Guarantor, such Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

SECTION 5.    THE COLLATERAL AGENT.

        Section 5.1.    Authority of Collateral Agent.    Each Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Guarantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

        Section 5.2.    Appointment of Co-Collateral Agents.    At any time or from time to time, in order to comply with any Requirement of Law, the Collateral Agent may appoint another bank or trust company or one of more other persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for indemnification and similar protections of such co-agent or separate agent).

SECTION 6.    MISCELLANEOUS.

        Section 6.1.    Amendments in Writing.    None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 13.5 of the Loan Agreement.

        Section 6.2.    Notices.    All notices, requests and demands to or upon the Secured Parties or any Guarantor hereunder shall be effected in the manner provided for in Section 13.6 of the Loan Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

        Section 6.3.    No Waiver by Course of Conduct; Cumulative Remedies.    No Secured Party shall by any act (except by a written instrument pursuant to Section 6.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        Section 6.4.    Enforcement Expenses; Indemnification.    (a) Each Guarantor agrees to pay or reimburse each Secured Party for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Secured Party.

          (b)  Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Agreement.

          (c)  Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 12 of the Loan Agreement.

          (d)  The agreements in this Section shall survive repayment of the Borrower Obligations and all other amounts payable under the Loan Agreement and the other Loan Documents.

          (e)  Each Guarantor agrees that the provisions of Section 12.2 of the Loan Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

        Section 6.5.    Successors and Assigns.    This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Parties.

        Section 6.6.    Set-Off.    Each Guarantor hereby irrevocably authorizes each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Guarantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Guarantor, in any currency, whether arising hereunder, under the Loan Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such Guarantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

        Section 6.7.    Counterparts.    This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        Section 6.8.    Severability.    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 6.9.    Section Headings.    The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        Section 6.10.    Integration.    This Agreement and the other Loan Documents represent the agreement of the Guarantors and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

        Section 6.11.    Governing Law.    SUBJECT TO COMPLIANCE WITH APPLICABLE NEVADA GAMING LAWS, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        Section 6.12.    Submission to Jurisdiction; Waivers.    Each Guarantor hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 6.2 or at such other address of which the Secured Parties shall have been notified pursuant thereto;

          (d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

        Section 6.13.    Acknowledgments.    Each Guarantor hereby acknowledges that:

            (a)  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

            (b)  no Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c)  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

        Section 6.14.    Additional Guarantors.    Each Subsidiary of Valvino that is required to become a party to this Agreement pursuant to Section 6.11 of the Loan Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

        Section 6.15.    Releases.    (a) At such time as the Guarantor Obligations shall have been paid in full, this Agreement and all obligations (other than those expressly stated to survive such termination) of each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.

          (b)  At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be Disposed of in a transaction permitted by the Loan Agreement; provided, that the Borrower shall have delivered to the Secured Parties, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the Disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by each Borrower stating that such transaction is in compliance with the Loan Agreement and the other Loan Documents and that the Proceeds of such Disposition will be applied in accordance therewith.

        Section 6.16.    WAIVER OF JURY TRIAL.    (A) EACH GUARANTOR AND THE SECURED PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

        Section 6.17.    Regulatory Matters.    Each Secured Party acknowledges and agrees that the approval by the applicable Nevada Gaming Authorities of this Agreement shall not act or be construed as the approval, either express or implied, for such Secured Party to take any actions or steps provided for in this Agreement for which prior approval of the Gaming Board is required, without first obtaining such prior and separate approval of the applicable Nevada Gaming Authorities to the extent then required applicable Nevada Gaming Laws.

        IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

VALVINO LAMORE, LLC, a Nevada limited liability company,
By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
	By:	/s/ STEPHEN A. WYNN
		Name:	Stephen A. Wynn
		Title:	Chief Executive Officer
WYNN LAS VEGAS CAPITAL CORP., a Nevada corporation,
By:	/s/ STEPHEN A. WYNN
	Name:	Stephen A. Wynn
	Title:	President

PALO, LLC, a Delaware limited liability company,
By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
	By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
			By:	/s/ STEPHEN A. WYNN
				Name:	Stephen A. Wynn
				Title:	Chief Executive Officer
DESERT INN WATER COMPANY, LLC, a Nevada limited liability company,
	By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
			By:	/s/ STEPHEN A. WYNN
				Name:	Stephen A. Wynn
				Title:	Chief Executive Officer

WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company,
	By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
			By:	/s/ STEPHEN A. WYNN
				Name:	Stephen A. Wynn
				Title:	Chief Executive Officer
WYNN DESIGN & DEVELOPMENT, LLC, a Nevada limited liability company,
By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
		By:	/s/ STEPHEN A. WYNN
			Name:	Stephen A. Wynn
			Title:	Chief Executive Officer

WORLD TRAVEL, LLC, a Nevada limited liability company,
By:	Wynn Las Vegas, LLC, a Nevada limited liability company,
	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
		By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
			By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
		By:	/s/ STEPHEN A. WYNN
			Name:	Stephen A. Wynn
			Title:	Chief Executive Officer
LAS VEGAS JET, LLC, a Nevada limited liability company,
By:	Wynn Las Vegas, LLC, a Nevada limited liability company,
	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
		By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member
			By:	Wynn Resorts, Limited, a Nevada corporation, its sole member
		By:	/s/ STEPHEN A. WYNN
			Name:	Stephen A. Wynn
			Title:	Chief Executive Officer

Schedule I

NOTICE ADDRESSES OF GUARANTORS

Name of Guarantor	Notice Address
Valvino Lamore, LLC	Valvino Lamore, LLC
c/o Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Marc Rubinstein
Telecopy: (702) 733-4596
Telephone: (702) 733-4556

(with a copy to Irell & Manella LLP at its notice address first set forth below)
Wynn Las Vegas Capital Corp.	Wynn Las Vegas Capital Corp.
c/o Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Ron Kramer
Telecopy: (702) 791-0167
Telephone: (702) 733-4123

(with a copy to Irell & Manella LLP at its notice address first set forth below)
Palo, LLC	Palo, LLC
c/o Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Marc Rubinstein
Telecopy: (702) 733-4596
Telephone: (702) 733-4556

(with a copy to Irell & Manella LLP at its notice address first set forth below)
Wynn Resorts Holdings, LLC	Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Ron Kramer
Telecopy: (702) 791-0167
Telephone: (702) 733-4123

(with a copy to Irell & Manella LLP at its notice address first set forth below)
Desert Inn Water Company, LLC	Desert Inn Water Company, LLC
c/o Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Marc Rubinstein
Telecopy: (702) 733-4596
Telephone: (702) 733-4556

(with a copy to Irell & Manella LLP at its notice address first set forth below)

I-1

Wynn Design & Development, LLC	Wynn Design & Development, LLC
c/o Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Kenneth Wynn
Telecopy: (702) 733-4738
Telephone: (702) 733-4814 and
Attention: Todd Nisbet
Telecopy: (702) 733-4715
Telephone: (702) 733-4497

(with a copy to Irell & Manella LLP at its notice address first set forth below)
World Travel, LLC	World Travel, LLC
c/o Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Marc Rubinstein
Telecopy: (702) 733-4596
Telephone: (702) 733-4556

(with a copy to Irell & Manella LLP at its notice address first set forth below)
Las Vegas Jet, LLC	Las Vegas Jet, LLC
c/o Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Marc Rubinstein
Telecopy: (702) 733-4596
Telephone: (702) 733-4556

(with a copy to Irell & Manella LLP at its notice address first set forth below)

Notice Address of Irell & Manella LLP:

Irell & Manella LLP
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067
Attention: C. Kevin McGeehan, Esq.
Telecopy: (310) 282-5610
Telephone: (310) 203-7110

I-2

        ASSUMPTION AGREEMENT, dated as of                        , 200    , made by                        , a                        (the "Additional Guarantor"), in favor of the Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in such Loan Agreement.

RECITALS:

        WHEREAS, Wynn Las Vegas, LLC (the "Borrower"), the Lenders and the Collateral Agent have entered into a Loan Agreement, dated as of October    , 2002 (as amended, supplemented, replaced or otherwise modified from time to time, the "Loan Agreement");

        WHEREAS, in connection with the Loan Agreement, the Affiliates (other than the Additional Guarantor) have entered into the Guaranty Agreement, dated as of October            , 2002 (as amended, supplemented or otherwise modified from time to time, the "FF&E Guaranty") in favor of the Secured Parties;

        WHEREAS, the Loan Agreement requires the Additional Guarantor to become a party to the FF&E Guaranty; and

        WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the FF&E Guaranty;

        NOW, THEREFORE, It Is Agreed:

        Section 1.    FF&E Guaranty.    By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 6.14 of the FF&E Guaranty hereby becomes a party to the FF&E Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules                        to the FF&E Guaranty. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the FF&E Guaranty is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

        Section 2.    GOVERNING LAW.    SUBJECT TO COMPLIANCE WITH APPLICABLE NEVADA GAMING LAWS, THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

ANNEX I TO
FF&E Guaranty

[ADDITIONAL GUARANTOR]
By:

Name:
Title:

QuickLinks

  Exhibit 10.32
TABLE OF CONTENTS
RECITALS
  Schedule I
NOTICE ADDRESSES OF GUARANTORS
RECITALS